Exhibit 99.2
INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
Supplemental Data

Non-performing assets

	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
	(Dollars in thousands)
Non-accrual loans	$43,687	$37,775	$33,074	$22,598	$10,453
Loans 90 days or more past due and still accruing interest	—	—	—	—	—
Subtotal	43,687	37,775	33,074	22,598	10,453
Less: Government guaranteed loans	10,890	10,202	9,947	2,243	2,249
Total non-performing loans	32,797	27,573	23,127	20,355	8,204
Other real estate and repossessed assets	710	767	896	589	426
Total non-performing assets	$33,507	$28,340	$24,023	$20,944	$8,630

As a percent of Portfolio Loans
Non-performing loans	0.74%	0.64%	0.54%	0.48%	0.20%
Allowance for credit losses	1.49	1.48	1.48	1.49	1.47
Non-performing assets to total assets	0.59	0.51	0.44	0.38	0.16
Allowance for credit losses as a percent of non-performing loans	200.24	231.09	274.33	306.85	745.45

Allowance for credit losses

	Six months ended June 30,
	2026			2025
	Loans	Securities HTM	Unfunded Commitments(1)	Loans	Securities HTM	Unfunded Commitments
	(Dollars in thousands)
Balance at beginning of period	$63,445	$92	$5,440	$59,379	$132	$5,131
Additions (deductions)
Provision for credit losses	2,861	—	218	2,220	1	—
Recoveries credited to allowance	1,136	—	—	1,131	—	—
Assets charged against the allowance	(1,769)	—	—	(1,573)	—	—
Additions included in non-interest expense	—	—	—	—	—	(193)
Balance at end of period	$65,673	$92	$5,658	$61,157	$133	$4,938

Net loans charged against the allowance to average Portfolio Loans	0.03%			0.02%

(1)	Beginning in the fourth quarter of 2025, we classified the provision for unfunded lending commitments in the provision for credit losses in the Consolidated Statements of Operations.

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Capitalization

	June 30, 2026	December 31, 2025
	(In thousands)
Subordinated debt	$—	$—
Subordinated debentures	39,898	39,864
Amount not qualifying as regulatory capital	(1,224)	(1,224)
Amount qualifying as regulatory capital	38,674	38,640
Shareholders’ equity
Common stock	307,820	307,845
Retained earnings	276,934	252,794
Accumulated other comprehensive loss	(56,341)	(57,688)
Total shareholders’ equity	528,413	502,951
Total capitalization	$567,087	$541,591

Non-Interest Income

	Three months ended			Six months ended
	June 30, 2026	March 31, 2026	June 30, 2025	June 30,
				2026	2025
	(In thousands)
Interchange income	$3,576	$3,234	$3,390	$6,810	$6,517
Service charges on deposit accounts	3,100	2,935	2,981	6,035	5,795
Net gains (losses) on assets
Mortgage loans	1,651	1,308	1,631	2,959	3,934
Equity securities at fair value	1,600	—	—	1,600	—
Securities	(90)	(26)	11	(116)	(319)
Mortgage loan servicing, net	2,460	1,646	490	4,106	(146)
Investment and insurance commissions	864	809	810	1,673	1,564
Bank owned life insurance	356	322	296	678	593
Other	1,817	1,820	1,716	3,637	3,811
Total non-interest income	$15,334	$12,048	$11,325	$27,382	$21,749

Capitalized Mortgage Loan Servicing Rights

	Three months ended June 30,		Six months ended June 30,
	2026	2025	2026	2025
	(In thousands)
Balance at beginning of period	$32,233	$32,171	$31,493	$46,796
Originated servicing rights capitalized	881	963	1,611	1,818
Change in fair value	835	(1,081)	845	(3,505)
Sale of originated servicing rights (1)	—	78	—	(12,884)
Loss on sale of originated servicing rights (1)	—	(78)	—	(172)
Balance at end of period	$33,949	$32,053	$33,949	$32,053
(1)     On January 31, 2025 we sold $931.6 million of mortgage loan servicing rights (26.3% of total servicing portfolio) and transferred the servicing on March 3, 2025. This sale represented approximately $13.1 million (27.9%) of the total capitalized mortgage loan servicing right asset.

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Mortgage Loan Activity

	Three months ended			Six months ended
	June 30, 2026	March 31, 2026	June 30, 2025	June 30,
				2026	2025
	(Dollars in thousands)
Mortgage loans originated	$145,421	$130,574	$147,844	$275,995	$255,623
Mortgage loans sold	97,073	84,065	95,360	181,742	177,978
Net gains on mortgage loans	1,651	1,308	1,631	2,959	3,934
Net gains as a percent of mortgage loans sold ("Loan Sales Margin")	1.70%	1.56%	1.71%	1.63%	2.21%
Fair value adjustments included in the Loan Sales Margin	0.40%	0.09%	0.12%	0.26%	0.48%

Non-Interest Expense

	Three months ended			Six months ended
	June 30, 2026	March 31, 2026	June 30, 2025	June 30,
				2026	2025
	(In thousands)
Compensation	$14,248	$14,123	$13,610	$28,371	$26,807
Performance-based compensation	4,008	3,648	3,638	7,656	7,079
Payroll taxes and employee benefits	4,304	4,058	3,875	8,362	7,620
Compensation and employee benefits	22,560	21,829	21,123	44,389	41,506
Data processing	4,152	3,952	3,847	8,104	7,576
Occupancy, net	2,073	2,413	2,046	4,486	4,269
Interchange expense	1,224	1,191	1,177	2,415	2,296
Advertising	1,180	1,210	833	2,390	1,694
Litigation expense	350	1,500	—	1,850	—
Furniture, fixtures and equipment	927	894	793	1,821	1,678
Loan and collection	1,038	752	744	1,790	1,530
FDIC deposit insurance	738	799	637	1,537	1,348
Legal and professional	613	591	500	1,204	979
Communications	464	593	470	1,057	1,061
Taxes, licenses and fees	376	360	290	736	616
Merger related expense	369	300	—	669	—
Director fees	278	266	276	544	508
Amortization of intangible assets	115	115	122	230	244
Net (gains) losses on other real estate and repossessed assets	(5)	15	(50)	10	(116)
Recovery for loss reimbursement on sold loans	(13)	(13)	(6)	(26)	(17)
Other	1,370	1,544	960	2,914	2,852
Total non-interest expense	$37,809	$38,311	$33,762	$76,120	$68,024

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Average Balances and Tax Equivalent Rates

	Three Months Ended June 30,
	2026			2025
	Average Balance	Interest	Rate (2)	Average Balance	Interest	Rate (2)
	(Dollars in thousands)
Assets
Taxable loans	$4,361,790	$60,566	5.56%	$4,122,331	$59,472	5.78%
Tax-exempt loans (1)	6,787	98	5.78	6,440	80	4.98
Taxable securities	519,245	3,300	2.54	591,720	3,796	2.57
Tax-exempt securities (1)	258,177	2,944	4.56	254,332	3,200	5.03
Interest bearing cash	57,067	531	3.73	45,468	505	4.45
Other investments	16,575	295	7.13	15,799	269	6.81
Interest Earning Assets	5,219,641	67,734	5.20	5,036,090	67,322	5.35
Cash and due from banks	52,543			52,648
Other assets, net	249,564			236,221
Total Assets	$5,521,748			$5,324,959

Liabilities
Savings and interest-bearing checking	3,016,119	12,007	1.60	2,796,701	12,609	1.81
Time deposits	797,607	6,315	3.18	859,773	7,853	3.66
Other borrowings	82,722	1,070	5.19	107,003	1,801	6.74
Interest Bearing Liabilities	3,896,448	19,392	2.00%	3,763,477	22,263	2.37
Non-interest bearing deposits	998,860			990,165
Other liabilities	107,001			109,597
Shareholders’ equity	519,439			461,720

Total liabilities and shareholders’ equity	$5,521,748			$5,324,959

Net Interest Income		$48,342			$45,059

Net Interest Income as a Percent of Average Interest Earning Assets			3.71%			3.58%

(1)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 21%.
(2)	Annualized

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Average Balances and Tax Equivalent Rates

	Six Months Ended June 30,
	2026			2025
	Average Balance	Interest	Rate (2)	Average Balance	Interest	Rate (2)
	(Dollars in thousands)
Assets
Taxable loans	$4,334,524	$119,727	5.55%	$4,088,152	$117,157	5.76%
Tax-exempt loans (1)	7,597	209	5.56	6,891	185	5.41
Taxable securities	527,062	6,654	2.52	605,664	7,832	2.59
Tax-exempt securities (1)	259,723	5,889	4.53	259,096	6,400	4.94
Interest bearing cash	68,289	1,279	3.78	81,388	1,796	4.45
Other investments	17,334	590	6.81	16,035	548	6.84
Interest Earning Assets	5,214,529	134,348	5.18	5,057,226	133,918	5.32
Cash and due from banks	54,495			55,043
Other assets, net	252,970			239,075
Total Assets	$5,521,994			$5,351,344

Liabilities
Savings and interest-bearing checking	3,012,225	23,922	1.60	2,816,386	25,449	1.82
Time deposits	807,350	12,797	3.20	865,543	15,968	3.72
Other borrowings	75,010	1,987	5.34	99,635	3,305	6.69
Interest Bearing Liabilities	3,894,585	38,706	2.00%	3,781,564	44,722	2.38
Non-interest bearing deposits	1,002,708			998,866
Other liabilities	110,193			109,408
Shareholders’ equity	514,508			461,506

Total liabilities and shareholders’ equity	$5,521,994			$5,351,344

Net Interest Income		$95,642			$89,196

Net Interest Income as a Percent of Average Interest Earning Assets			3.68%			3.54%

(1)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 21%.

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Commercial Loan Portfolio Analysis as of June 30, 2026

	Total Commercial Loans
		Watch Credits			Percent of Loan Category in Watch Credit
Loan Category	All Loans	Performing	Non-accrual	Total
	(Dollars in thousands)
Land	$11,330	$—	$—	$—	—%
Land Development	23,763	—	—	—	—
Construction	134,923	—	14,344	14,344	10.6
Income Producing	842,385	19,064	13,831	32,895	3.9
Owner Occupied	698,087	12,332	122	12,454	1.8
Total Commercial Real Estate Loans	$1,710,488	$31,396	$28,297	$59,693	3.5

Other Commercial Loans	$649,500	$37,684	3,977	$41,661	6.4
Total non-performing commercial loans			$32,274

Commercial Loan Portfolio Analysis as of December 31, 2025

	Total Commercial Loans
		Watch Credits			Percent of Loan Category in Watch Credit
Loan Category	All Loans	Performing	Non-accrual	Total
	(Dollars in thousands)
Land	$10,293	$15	$—	$15	0.1%
Land Development	22,808	—	—	—	—
Construction	158,235	—	14,269	14,269	9.0
Income Producing	784,506	30,309	9,262	39,571	5.0
Owner Occupied	648,338	11,498	—	11,498	1.8
Total Commercial Real Estate Loans	$1,624,180	$41,822	$23,531	$65,353	4.0

Other Commercial Loans	$589,377	$27,929	—	$27,929	4.7
Total non-performing commercial loans			$23531

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